MANAGERS TRUST II

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

MANAGERS HIGH YIELD FUND

MANAGERS FIXED INCOME FUND

(Statement of Additional Information dated May 1, 2009)

Supplement dated July 1, 2009 to the Statement of Additional Information dated May 1, 2009.

The following information supplements and supersedes any information to the contrary relating Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, and Managers Fixed Income Fund (the “Funds”), each a series of Managers Trust II, contained in the Funds’ Statement of Additional Information noted above, as supplemented.

On June 23, 2009, the Securities and Exchange Commission (“SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other Funds in the Managers Family of Funds except Managers Money Market Fund. Participation in this inter-fund lending program is voluntary for both borrowing and lending Funds, and an inter-fund loan is only made if it benefits each participating Fund. Due to their investment restrictions, the Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund will not participate in the inter-fund lending program. Managers Investment Group LLC administers the program according to procedures approved by the Fund’s Board of Trustees (the “Board”), and the Board monitors the operation of the program. An inter-fund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE